EXHIBIT 1



                             UNDERWRITING AGREEMENT

                                     between

                              CAFE LA FRANCE, INC.

                                       and

                               EARNHARDT CO., INC.









                             Dated: April ____, 1997






                              CAFE LA FRANCE, INC.



                             UNDERWRITING AGREEMENT

         MAXIMUM 1,125,000 SHARES COMMON STOCK, PAR VALUE $.01 PER SHARE




                                                        Providence, Rhode Island
                                                        April _____, 1997


Earnhardt Co., Inc.
Ten Abbott Park Place
Third Floor
Providence, RI 02903

Ladies and Gentlemen:

         The undersigned, Cafe La France, Inc., a Delaware corporation (the "Company"), hereby confirms its agreement with Earnhardt Co., Inc. (being referred to herein variously as "you" or the "Underwriter") as follows:

1.       EMPLOYMENT OF UNDERWRITER.

         1.1 EXCLUSIVE AGENCY. The Company hereby employs the Underwriter as its exclusive agent to sell for the Company's account on a "best efforts basis" to the public up to a maximum of 1,125,000 shares (the "Shares") of Common Stock, $.01 par value (the "Common Stock"). The initial offering price of the Shares is $4.00 per share. In reliance upon the representations and warranties and subject to the terms and conditions hereof, the Underwriter agrees to use its best efforts, as agent for the Company, promptly following the notice of the effective date of the Registration Statement (as hereinafter defined) to sell up to a maximum of 1,125,000 Shares. It is understood between the parties that the Underwriter shall not be obligated to sell any Shares and shall only be obligated to offer the Shares to the public on a best efforts basis, and that there is no firm commitment by the Underwriter to purchase any or all of the Shares.

         1.2 TERMINATION OF AGENCY. The Company and the Underwriter agree that the agency between the Company and the Underwriter will terminate on June 30, 1997 unless extended by the Company (without notice to investors) for up to an additional 120 days (the date of such termination being hereinafter referred to as the "Termination Date").






         1.3 PAYMENT FOR SHARES. The Underwriter shall deliver to the Company checks, and money orders from investors, and direct investors to send wire transfers directly, to the Company for Shares. Funds received by the Company shall be deposited in a separate non-interest bearing account restricted for the purposes of this Agreement. Funds shall be releasable to the Company for its use only as and with respect to Shares for which certificates are issued on a Closing Date (as defined below). Once tendered, orders cannot be revoked or funds returned without the consent of the Company. All orders for Shares will be accepted or rejected by the Company by noon of the next business day following their receipt and accompanying payment by the Company and payments accompanying rejected orders will be promptly returned to investors upon their rejection.

         1.4 DELIVERY OF SHARES. During the Offering Period, on such date or dates as may be agreed upon by the Company and the Underwriter (each, a "Closing Date"), which date shall not be more than five business days after the notice of such closing by the Company or the Termination Date, as the case may be, the Company shall deliver all Shares sold and paid for in good funds in accordance with this Agreement and not theretofore delivered.

         1.5 COMMISSIONS. The Underwriter shall receive a commission of ten (10%) percent of the offering price for each of the Shares sold by the Termination Date payable at each Closing Date.

         1.6 SELECTED DEALERS. The Underwriter shall have the right to offer the Shares through dealers of securities selected by it and to allow those dealers concessions and discounts out of the commissions and/or the Underwriter's Share Purchase Option (described below) to be received by the Underwriter, as the Underwriter may determine.

         1.7      UNDERWRITER'S SHARE PURCHASE OPTION.

                  1.7.1 SHARE  PURCHASE  OPTION.  The Company  hereby  agrees to issue and sell to the Underwriter (and/or its designees) at a purchase price of $100 on the Closing Date an option ("Underwriter's Share Purchase Option") for the purchase of an aggregate of 5% of the Shares sold pursuant to this Agreement. The initial exercise price for the Shares covered by the Underwriter's Share Purchase Option shall be $5.60 per share ("Underwriter's Shares"), 140% of the public offering price of the Shares. The Underwriter's Shares are identical to the Shares sold to the public. The Underwriter's Share Purchase Option and the Underwriter's Shares are hereinafter referred to collectively as the "Underwriter's Securities." The Shares sold to the public and the Underwriter's Securities are hereinafter referred to collectively as the "Securities".

                  1.7.2 PAYMENT AND DELIVERY. Delivery and payment for the Underwriter's Share Purchase Option shall be made on the Termination Date. The Company shall deliver to the Underwriter, upon payment therefor, one or more Underwriter's Share Purchase Option(s) in the name or names and in such authorized denominations as the Underwriter may request.


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2.  REPRESENTATIONS  AND WARRANTIES OF THE COMPANY.  The Company  represents and warrants to the Underwriter as follows (and as to those relating to the Company includes as appropriate its subsidiaries):

         2.1      FILING OF REGISTRATION STATEMENT.

                  2.1.1 PURSUANT TO THE ACT. The Company has filed with the Securities and Exchange Commission ("Commission") a registration statement and an amendment or amendments thereto, on Form SB-2 (Registration No. 333-18093), including any related preliminary prospectus ("Preliminary Prospectus"), for the registration of the Shares under the Securities Act of 1933, as amended ("Act"), which registration statement and amendment or amendments have been prepared by the Company in conformity with the requirements of the Act, and the rules and regulations ("Regulations") of the Commission under the Act. Except as the context may otherwise require, such registration statement, as amended, on file with Commission at the time the registration statement becomes effective (including the prospectus, financial statements, schedules, exhibits and all other documents filed as a part thereof incorporated therein and all information deemed to be a part thereof as of such time pursuant to paragraph (b) of Rule 430A of the Regulations), and as the same may be thereafter amended, is hereinafter called the "Registration Statement," and the form of the final prospectus dated the Effective Date (or, if applicable, the form of final prospectus filed with the Commission pursuant to Rule 424 of the Regulations), and as the same may be thereafter amended or supplemented, is hereinafter called the "Prospectus." The Registration Statement has been declared effective by the Commission on the date hereof. The Company is eligible to use Form SB-2 under the Act.

                  2.1.2 PURSUANT TO THE EXCHANGE ACT. If required under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Company will file a retroactive statement thereunder for the Shares. The Company will use its best efforts to have such registration statement declared effective by the Commission as soon as practicable after the date of filing.

         2.2 NO STOP ORDERS, ETC.. Neither the Commission nor, to the best of the Company's knowledge, any state regulatory authority has issued any order preventing or suspending the use of any Preliminary Prospectus or has instituted or, to the best of the company's knowledge, threatened to institute any proceedings with respect to such an order.

         2.3      DISCLOSURE IN REGISTRATION STATEMENT.

                  2.3.1 10B-5 REPRESENTATION. At the time the Registration Statement became effective and at all times subsequent thereto up to each Closing Date and during such period as the Prospectus may be required to be delivered in connection with sales by the Underwriter or a dealer, the Registration Statement and the Prospectus will contain all material statements which are required to be stated therein in accordance with the Act and the Regulations, and will in all material respects conform to the requirements of the Act and the Regulations; neither the


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Registration  Statement  nor the  Prospectus,  nor any  amendment or  supplement hereto, on such dates, will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, not misleading. When any Preliminary Prospectus was first filed with the Commission (whether filed as part of the Registration Statement for the registration of the Securities or any amendment thereto or pursuant to Rule 424(a) of the Regulations) and when any amendment thereof or supplement thereto was or are first filed with the Commission, such Preliminary Prospectus and any amendment thereof and supplements thereto complied or will comply in all material respects with the applicable provisions of the Act and the Regulations and did not and will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The representation and warranty made in this Section 2.3.1 does not apply to statements made or statements omitted in reliance upon and in conformity with written information furnished to the Company with respect to the Underwriter by the Underwriter expressly for use in the Registration Statement or Prospectus or any amendment thereof or supplement thereto.

                  2.3.2 DISCLOSURE OF CONTRACTS. The description in the Registration Statement and the Prospectus of contracts and other documents is accurate and presents fairly the information required to be disclosed and there are no contracts or other documents required to be described in the Registration Statement or the Prospectus or to be filed with the Commission as exhibits to the Registration Statement, which have not been so described or filed. Each contract or other instrument (however characterized or described) to which the Company is a party or by which its property or business is or may be bound or affected and (i) which is referred to in the Prospectus, or (ii) is material to the Company's business, has been duly and validly executed, is in full force and effect in all material respects and is enforceable against the parties thereto in accordance with its terms, and none of such contracts or instruments has been assigned by the Company, and neither the Company nor, to the best of the Company's knowledge, any other party is in default thereunder and, to the best of the Company's knowledge, no event has occurred which, with the lapse of time or the giving of notice, or both, would constitute a default thereunder. None of the material provisions of such contracts or instruments violates or will result in a violation of any existing applicable law, rule, regulation, judgment, order or decree of any governmental agency or court having jurisdiction over the Company or any of its respective assets or businesses, including, without limitation, those relating to environmental laws and regulations. The Company knows of no situation, condition or circumstance that would prevent compliance by any party with respect to such contract or instrument.

                  2.3.3 PRIOR SECURITIES TRANSACTIONS. No securities of the Company have been sold by the Company within the three years prior to the date hereof, except as disclosed in the Registration Statement.

         2.4 RECENT SECURITIES TRANSACTIONS, ETC. Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, and except as may


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otherwise be indicated or  contemplated  herein or therein,  the Company has not
(i) issued any securities or incurred any liability or obligation, direct or contingent, for borrowed money; or (ii) declared or paid any dividend or made any other distribution on or in respect to its capital stock.

         2.5 INDEPENDENT ACCOUNTANTS. KPMG Peat Marwick, LLP, whose report is filed with the Commission as part of the Registration Statement, are independent accountants as required by the Act and the Regulations.

         2.6 FINANCIAL STATEMENTS. The financial statements, including the notes thereto and supporting schedules included in the Registration Statement and Prospectus, fairly present the financial position, the results of operations and the stockholders' equity and cash flows of the Company and its consolidated subsidiaries at the dates and for the periods to which they apply; and such financial statements have been prepared in conformity with generally accepted accounting principles, consistently applied throughout the periods involved, and the Regulations; and the supporting schedules included in the Registration Statement present fairly the information required to be stated therein.

         2.7 AUTHORIZED CAPITAL; OPTIONS; ETC. The Company had at the date or dates indicated in the Prospectus duly authorized, issued and outstanding capitalization as set forth in the Registration Statement and the Prospectus.
Based on the assumptions stated in the Registration Statement and the Prospectus, the Company will have on the Termination Date the adjusted stock capitalization set forth therein. Except as set forth in the Registration Statement and the Prospectus, on the Effective Date and on each Closing Date there will be no options, warrants, or other rights to purchase or otherwise acquired any authorized but unissued shares of Common Stock of the Company or any security convertible or exchangeable into shares of Common Stock of the Company, or any contracts or commitments to issue or sell shares of Common Stock or an such options, warrants, rights or convertible or exchangeable securities.

         2.8      VALID ISSUANCE OF SECURITIES; ETC.

                  2.8.1 OUTSTANDING SECURITIES. All issued and outstanding securities of the Company have been duly authorized and validly issued and are fully paid and non-assessable; the holders thereof have no known rights of rescission with respect thereto, and are not subject to personal liability by reason of being such holders; and none of such securities were issued in violation of any contractual rights granted by the Company. The outstanding options and rights to purchase shares of Common Stock constitute the valid and binding obligations of the Company enforceable in accordance with their terms. The authorized Common Stock and outstanding options and rights to purchase shares of Common Stock conform to all statements relating thereto contained in the Registration Statement and the Prospectus.

                  2.8.2 SHARES SOLD PURSUANT TO THIS AGREEMENT. The Shares have been duly authorized and, when issued and paid for, will be validly issued, fully paid and non-assessable; the holders thereof are not and will not be subject to personal liability by reason of being such


                                       5






holders; the Shares are not and will not be subject to any contractual rights granted by the Company; and all corporate action required to be taken for the authorization, issuance and sale of the Securities has been duly and validly taken. When issued, the Underwriter's Share Purchase Option will constitute the valid and binding obligation of the Company to issue and sell, upon exercise thereof and payment therefor, the number and type of securities of the Company called for thereby, and the Underwriter's Share Purchase Option is enforceable against the Company in accordance with its terms, except (i) as enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally, (ii) as enforceability of any indemnification provision may be limited under federal and state securities laws, and (iii) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

         2.8.3 SHARE PURCHASE OPTION. The Underwriter's Share Purchase Option has been duly authorized and, when duly issued and delivered, will constitute valid and legally binding obligations of the Company enforceable in accordance with their terms. The Underwriter's Shares have been duly authorized and, when issued and sold, upon receipt of the proper consideration therefor, will be validly issued, fully paid and non-assessable and free of preemptive rights and no personal liability will attach to the ownership thereof.

         2.9 REGISTRATION RIGHTS OF THIRD PARTIES. Except as set forth in the Prospectus, no holders of any securities of the Company or of any options or other rights of the Company exercisable for or convertible or exchangeable into securities of the Company have the right to require the Company to register any such securities of the Company under the Act or to include any such securities in a registration to be filed by the Company.

         2.10 VALIDITY AND BINDING EFFECT OF AGREEMENTS. This Agreement has been duly and validly authorized by the Company and constitutes the valid and binding agreements of the Company, enforceable against the Company in accordance with its terms, except (i) as enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally, (ii) as enforceability of any indemnification provision may be limited under federal and state securities laws, and (iii) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to discretion of the court before which any proceeding therefor may be brought.

         2.11 NO CONFLICTS, ETC. The execution, delivery, and performance by the Company of this Agreement, and the Share Purchase Option and the consummation by the Company of the transactions herein and therein contemplated and the compliance by the Company with the terms hereof and thereof do not and will not, with or without the giving of notice or the lapse of time or both, (i) result in a breach of, or conflict with any of the material terms and provisions of, or constitute a default under, or result in the creation, modification, termination or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to the terms of, any indenture, mortgage, deed of trust, note, loan or credit agreement


                                       6






or any other agreement or instrument to which the Company is a party or by which the Company may be bound or to which any of the property or assets of the Company is subject; (ii) result in any violation of the provisions of the Certificate of Incorporation or the By-Laws of the Company; (iii) violate any existing applicable law, rule, regulation, judgment, injunction, order or decree of any governmental agency or other authority or of any court domestic or foreign, having jurisdiction over the Company or any of its properties or business; or (iv) have a material adverse effect on any permit, license, certificate, registration, approval, consent, license or franchise concerning the Company.

         2.12 NO DEFAULTS; VIOLATIONS. Except as described in the Prospectus, no default exists in the due performance and observance of any material license, contract, indenture, mortgage, deed of trust, note, loan or credit agreement, or any other agreement or instrument to which the Company is a party or by which the Company may be bound or to which any of the properties or assets of the Company is subject. The Company is not in violation of any term or provision of its Certificate of Incorporation or By-Laws or in violation of any franchise, license, permit, applicable law, rule, regulation, judgment or decree of any governmental agency or court, domestic or foreign, having jurisdiction over the Company or any of its properties or business, except as described in the Prospectus.

         2.13     CORPORATE POWER; LICENSES; CONSENTS.

                  2.13.1 CONDUCT OF BUSINESS.. The Company has all requisite corporate power and authority, and has all necessary authorizations, approvals, orders, licenses, certificates and permits of and from all governmental regulatory officials and bodies to own or lease it properties and conduct its business as described in the Prospectus, and the Company is and has been doing business in compliance with all such material authorizations, approvals, orders, licenses, certificates and permits and all federal, state and local laws, rules and regulations. The disclosures in the Registration Statement concerning the effects of federal, state and local regulation on the Company's business as currently contemplated are correct in all material respects and do not omit to state a material fact.

                  2.13.2 TRANSACTIONS CONTEMPLATED HEREIN. The Company has all corporate power and authority to enter into this Agreement and the Share Purchase Option and to carry out the provisions and conditions hereof and thereof, and all consents, authorizations, approvals and orders required in connection therewith have been obtained. No consent, authorization or order of, and no filing with, any court government agency or other body is required for the valid issuance, sale and delivery, of the Securities pursuant to this Agreement and the Underwriter's Share Purchase Option, and as contemplated by the Prospectus, or in connection with the Company's compliance with other provisions thereto and thereof except with respect to applicable federal and state securities laws.

         2.14 TITLE TO PROPERTY; INSURANCE. The Company has good and marketable title to, or valid and enforceable leasehold estates in, all items of real and personal property (tangible and intangible) owned or leased by it, free and clear of all liens, encumbrances, claims, security


                                       7





interests, defects and restrictions of any material nature whatsoever, other than those referred to in the Prospectus and liens for taxes not yet due and payable. The Company has adequately insured its properties against loss or damage by fire or other casualty and maintains, in adequate amounts, such other insurance as is usually maintained by companies engaged in the same or similar business.

         2.15 LITIGATION; GOVERNMENTAL PROCEEDINGS. There is no action, suit, proceeding, inquiry, arbitration, investigation, litigation or governmental proceeding pending or threatened against, or involving the properties or business of, the Company which might materially and adversely affect the financial position, prospects, value or the operation or the properties of the business of the Company, or which question the validity of the capital stock of the Company or this Agreement or of any action taken or to be taken by the Company pursuant to, or in connection with, this Agreement. There are no outstanding orders, judgments, injunctions or decrees of any court, arbitration or other tribunal or governmental agency or other authority naming the Company and enjoining the Company from taking, or requiring the Company to take, any action, or to which the Company, its properties or business is bound or subject.

         2.16 GOOD STANDING. The Company has been duly organized and is validly existing as a corporation and is in good standing under the laws of its state of incorporation. The Company is duly qualified and licensed and in good standing as a foreign corporation in each jurisdiction in which ownership or leasing of any properties or the character of its operations requires such qualification or licensing, except where the failure to qualify would not have a material adverse effect on the Company.

         2.17 TAXES. The Company has filed and will file all returns (as hereinafter defined) required to be filed with taxing authorities prior to the date hereof or has duly obtained extensions of time for the filing thereof. The Company has paid all taxes (as hereinafter defined) shown as due on such returns that were filed and has paid all taxes imposed on or assessed against the Company. The provisions for taxes payable, if any, shown on the financial statements filed with or as a part of the Registration Statement are sufficient for all accrued and unpaid taxes, whether or not disputed, and for all periods to and including the dates of such financial statements. Except as disclosed in writing to the Underwriter, (i) no issues have been raised (and are currently pending) by any taxing authority in connection with any of the returns or taxes asserted as due from the Company, and (ii) no waivers of statutes of limitation with respect to the returns or collection of taxes have been given by or requested from the Company. The term "taxes" mean all federal, state, local foreign, and other net income, gross income, gross receipts, sales, use, ad valorem, transfer, franchise, profits, license, lease, service, service use, withholding, payroll, employment, excise, severance, stamp, occupation, premium, property, windfall profits, customs, duties or other taxes, fees, assessments, or charges of any kind whatever, together with any interest and any penalties, additions to tax, or additional amounts with respect thereto. The term "returns" means all returns, declarations, reports, statements, and other documents required to be filed in respect to taxes.


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         2.18 EMPLOYEES'  OPTIONS.  Except as described in the  Prospectus,  the
Company has no employee stock option or similar plans relating to employee acquisitions of Common Stock or other securities of the Company.

         2.19     TRANSACTIONS AFFECTING DISCLOSURE TO NASD.

         2.19.1 FINDER'S FEES. Except as disclosed in the Registration Statement or disclosed to the Underwriter in writing, there are no claims, payments, issuances, arrangements or understandings for services in the nature of a finder's or origination fee with respect to the sale of the Securities hereunder or any other arrangements, agreements, understandings, payments or issuances with respect to the Company that may affect the Underwriter's compensation, as determined by the National Association of Securities Dealers, Inc. ("NASD").

                  2.19.2 PAYMENTS WITHIN TWELVE MONTHS. Except as disclosed in the Registration Statement or to the Underwriter in writing, the Company has not made any direct or indirect payments (in cash, securities or otherwise) to (i) any person, as a finder's fee, investing fee or otherwise, in consideration of such person raising capital for the Company or introducing to the Company persons who provided capital to the Company, (ii) to any NASD member, or (iii) to any person or entity that has any direct or indirect affiliation or association with any NASD member within the twelve month period prior to the date on which the Registration Statement was filed with the Commission ("Filing Date") or thereafter.

                  2.19.3 USE OF PROCEEDS. None of the net proceeds of the offering will be paid by the Company to any participating NASD member or any affiliate or associate of any NASD member, except as specifically disclosed in the Registration Statement.

                  2.19.4 INSIDER'S NASD AFFILIATION. Except as disclosed in the Registration Statement or disclosed to the Underwriter in writing, no officer or director of the Company or owner of any of the Company's unregistered securities has any direct or indirect affiliation or association with any NASD member. The Company will advise the Underwriter and the NASD if any holder of the Company's unregistered securities becomes an affiliate or associated person of an NASD member participating in the offering.

         2.20     RELATIONS WITH EMPLOYEES.

                  2.20.1 EMPLOYEE MATTERS. The Company has generally enjoyed a satisfactory employer-employee relationship with its employees and is in compliance in all material respects with all federal, state and local laws and regulations respecting the employment of its employees and employment practices, terms and conditions of employment and wages and hours relating thereto. There are no pending investigations involving the Company by the U.S. Department of Labor, or any other governmental agency responsible for the enforcement of such federal, state or local laws or regulations. There is no unfair labor practice charge or complaint against the Company pending before the National Labor Relations Board or any strike, picketing, boycott, dispute, slowdown or stoppage pending or threatened against or involving the Company, and none has ever occurred. No question concerning representation


                                       9





exists respecting the employees of the Company and no collective bargaining agreement or modification thereof is currently being negotiated by the Company. No grievance or arbitration proceeding is pending under any expired or existing collective bargaining agreements of the Company, if any.

                  2.20.2 EMPLOYEE BENEFIT PLANS. Except as disclosed in the Registration Statement, the Company neither maintains, sponsors nor contributes to, nor is it required to contribute to, any program or arrangement that is an "employee pension benefit plan," and "employee welfare benefit plan," or a "multi-employer plan" as such terms are defined in Section 3(2), 3(1) and 3(37), respectively, of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") ("ERISA Plans"). The Company does not, and has at no time, maintained or contributed to a defined benefit plan, as defined in Section 3(35) of ERISA. No ERISA Plan (or any trust created thereunder) has engaged in a "prohibited transaction" within the meaning of Section 406 of ERISA or Section 4975 of the Internal Revenue Code of 1986, as amended ("Code") which could subject the Company to any tax penalty for prohibited transactions and which has not adequately been corrected. Each ERISA Plan is in compliance with all material reporting, disclosure and other requirements of the Code and ERISA as they relate to any such ERISA Plan. The Company has never completely or partially withdrawn from a "multi-employer plan."

                  2.20.3 OFFICERS' CERTIFICATE. Any certificate signed by any duly authorized officer of the Company and delivered to you or to your counsel shall be deemed a representation and warranty by the Company to the Underwriter as to the matters covered thereby.

         2.21     AGREEMENTS WITH INSIDERS.

                  2.21.1 LOCK-UP AGREEMENTS. The Company has caused to be duly executed a legally binding and enforceable agreement pursuant to which certain of the officers, directors and principal stockholders of the company (collectively, "Insiders"), agree not to sell any shares of Common Stock owned by them (either pursuant to Rule 144 of the Regulations or otherwise) for a period of 13 months following the Effective Date except with the consent of the Underwriter.

                  2.21.2 CERTAIN TRANSACTIONS. Except as set forth in the Prospectus, no officer, director, stockholder, or key employee of the Company, or any "affiliate" or "associate" (as these terms are defined in Rule 405 promulgated under the Rules and Regulations) of any of the foregoing persons or entities has or has had, either directly or indirectly, (i) an interest in any person or entity which (A) furnishes or sells service or products which are furnished or sold or are proposed to be furnished or sold by the Company or (B) purchases from or sells or furnishes to the Company any goods or services or
(ii) a beneficial interest in any contract or agreement to which the Company is a party or by which it may be bound or affected. Except as set forth in the Prospectus under "Certain Transactions," there are no existing agreements,
arrangements,   understandings   or


                                       10






transactions, or proposed agreements, arrangements, understandings or transactions, between or among the Company and any officer, directors, stockholders, or key employee of the Company or affiliate or associate of any of the foregoing persons or entities.

         2.22 SUBSIDIARIES. Except as disclosed in the Registration Statement, the Company does not have any subsidiaries, and has no interests either directly or indirectly in other entities including, but not limited to, corporations, partnerships, trusts, joint ventures or other business entities.

         2.23 NO OTHER OFFERINGS. The Company is no currently offering any other securities, nor has it offered or sold any securities during the past three (3) years, except as described in the Registration Statement.

         2.24 CORPORATE MINUTES. The minute books of the Company have been made available to the Underwriter and Underwriter's counsel and contain a complete summary of all meetings and actions of the directors and stockholders of the Company, respectively, since the time of its respective incorporation and reflect all transactions referred to in such minutes accurately in all material respects.

         2.25 INVESTMENT COMPANY ACT. The Company is not now, and after the sale of the Shares and the application of the net proceeds from such sales as described in the Prospectus under the caption "Use of Proceeds," the Company will not be, an "investment company" or an affiliated person of, or "promoter" or "principal underwriter" for, or an entity "controlled" by an investment company, within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act").

3.       COVENANTS OF THE COMPANY.  The Company covenants and agrees as follows:

         3.1 AMENDMENTS TO REGISTRATION STATEMENT. The Company will deliver to the Underwriter, prior to filing, any amendment or supplement to the Registration Statement or Prospectus proposed to be filed after the Effective Date and not file any such amendment or supplement to which the Underwriter shall reasonably object.

         3.2      FEDERAL SECURITIES LAWS.

                  3.2.1 COMPLIANCE. During the time when a Prospectus is required to be delivered under the Act, the Company will use all reasonable efforts to comply with all requirements imposed upon it by the Act, the Regulations and the Exchange Act and by the regulations under the Exchange Act, as from time to time in force, so far as necessary to permit the continuance of sales of or dealings in the Shares in accordance with the provisions hereof and of the Prospectus. If at any time when a Prospectus relating to the Shares is required to be delivered under the Act, any event shall have occurred as a result of which, in the opinion of counsel for the Company or counsel for the Underwriter, the Prospectus, as then amended or supplemented, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the


                                       11






circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Prospectus to comply with the Act, the Company will notify the Underwriter promptly and prepare and file with the Commission, subject to Section 3.1 hereof, an appropriate amendment or supplement in accordance with Section 10 of the Act.

                  3.2.2 FILING OF FINAL PROSPECTUS. The Company will file the Prospectus (in form and substance satisfactory to the Underwriter) with the Commission pursuant to the requirements of Rule 424 of the Regulations.

         3.3 BLUE SKY FILING. The Company will endeavor in good faith, in cooperation with the Underwriter, at or prior to the time the Registration Statement becomes effective, to qualify the Shares for offering and sale under the securities laws of such jurisdictions as the Underwriter may reasonably designate, provided that such qualification shall not be required in any jurisdiction where, as a result thereof, the Company would be subject to service of general process or to taxation as a foreign corporation doing business in such jurisdiction. In each jurisdiction where such qualification shall be effected, the Company will, unless the Underwriter agrees that such action is not at the time necessary or advisable, use all reasonable efforts to file and make such statements or reports at such times as are or may be required by the laws of such jurisdiction.

         3.4 DELIVERY TO THE UNDERWRITER OF PROSPECTUSES. The Company will deliver to the Underwriter, without charge, from time to time during the period when the Prospectus is required to be delivered under the Act or the Exchange Act such number of copies of each Preliminary Prospectus and the Prospectus as the Underwriter may reasonably request and, as soon as the Registration Statement or any amendment or supplement thereto becomes effective, deliver to you two original executed Registration Statements, including exhibits, and all post-effective amendments thereto and copies of all exhibits filed therewith or incorporated therein by reference and all original executed consents of certified experts.

         3.5 EVENTS REQUIRING NOTICE TO THE UNDERWRITER. The Company will notify the Underwriter immediately and confirm the notice in writing (i) of the effectiveness of the Registration Statement and any amendment thereto, (ii) of the issuance by the Commission of any stop order or of the initiation, or the threatening, of any proceeding for that purpose, (iii) of the issuance by any state securities commission of any proceedings for the suspension of the qualification of the Shares for offering or sale in any jurisdiction or of the initiation, or the threatening, of any proceeding for that purpose, (iv) of the mailing and delivery to the Commission for filing of any amendment or supplement to the Registration Statement or Prospectus, (v) of the receipt of any comments or request for any additional information from the Commission, and (vi) of the happening of any event during the period described in Section 3.4 hereof which, in the judgment of the Company, renders the current Registration Statement or the Prospectus untrue and which requires the making of any changes in the Registration Statement or the Prospectus in order to make the statements therein, in light of the circumstances under which they were made, not misleading. If the Commission or any state


                                       12





securities commission shall enter a stop order or suspend such qualification at any time, the Company will make every reasonable effort to obtain promptly the lifting of such order.

         3.6 UNAUDITED FINANCIALS. The Company will furnish to the Underwriter as early as practicable subsequent to the date hereof and at least three full business days prior to the Termination Date, a copy of the latest available unaudited interim financial statements ("Unaudited Financials") of the Company (which in no event shall be as of a date more than thirty days prior to the Effective Date).

         3.7 UNDERWRITER'S SHARE PURCHASE OPTION. On the Termination Date, the Company will execute and deliver the Underwriter's Share Purchase Option to the Underwriter substantially in the form filed as an exhibit to the Registration Statement.


         3.8 PAYMENT OF EXPENSES. The Company hereby agrees to pay on each Closing Date all expenses incident to the performance of the obligations of the Company under this Agreement which are then unpaid, including but not limited to
(i) the preparation, printing, filing and delivery of the Registration Statement, the Prospectus and the Preliminary Prospectuses and the printing and mailing of this Agreement and related documents, including the cost of all copies thereof and any amendments thereof or supplements thereto supplied to the Underwriter in quantities as may be required by the Underwriter, (ii) the printing, engraving, issuance and delivery of the Shares and the Underwriter's Share Purchase Option, including any transfer or other taxes payable thereon,
(iii) the qualification of the Shares under state or foreign securities or Blue Sky laws, including the filing fees under such Blue Sky laws, the costs of printing and mailing the "Preliminary Blue Sky Memorandum," and all amendments and supplements thereto, (iv) fees and disbursements of the transfer agent, (v) any listing of the Shares on the Bulletin Board or Nasdaq and (vi) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section 3.8. The Company further agrees to reimburse the Underwriter for reasonable actual accountable out-of-pocket expenses not to exceed $12,000.


         3.9 APPLICATION OF NET PROCEEDS. The Company will apply the net proceeds from the offering received by it in a manner consistent with the application described under the caption "USE OF PROCEEDS" in the Prospectus. The Company will file such reports with the Commission with respect to the sale of the Shares and the application of the proceeds therefrom as may be required pursuant to Rule 463 under the Act and will file with the appropriate state securities administrators any sales or other reports required by the rules and regulations of such states, and will supply copies of all such reports to the Underwriter.

         3.10 DELIVERY OF EARNINGS STATEMENT TO SECURITY HOLDERS. The Company will make generally available to its security holders as soon as practicable, but not later than the first day of the fifteenth full calendar month following the Effective Date (and confirm to the Underwriter it has done so), an earnings statement (which need not be certified by an independent public or independent certified public accountants unless required by the Act or the



                                       13




Regulations, but which shall satisfy the provisions of Rule 158(a) under Section 11(a) of the Act) covering a period of at least twelve consecutive months beginning after the Effective Date.

         3.11 STABILIZATION. Neither the Company, nor, to its knowledge, any of its employees, directors or stockholders has taken or will take, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result in, under the Exchange Act, or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

         3.12 INTERNAL CONTROLS. The Company has maintained, maintains and will continue to maintain a system of internal accounting controls sufficient to provide reasonable assurances that: (i) transactions are executed in accordance with management's general or specific authorization, (ii) transactions are recorded as necessary in order to permit preparation of financial statements in accordance with generally accepted accounting principles and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

         3.13 KEY MAN INSURANCE. Thomas W. DeJordy shall be President of the Company on each Closing Date. Prior to the first Closing Date, the Company will have obtained key person life insurance on the life of Mr. DeJordy in an amount of not less than $1,000,000 and will use its best efforts to maintain such insurance during the five year period commencing with the first Closing Date.

         3.14 REPORTS. During a period of five (5) years after the date hereof, the Company will furnish to its stockholders (but only to the extent required by any exchange or interdealer quotation system on which the Company's securities are then traded or quoted) annual reports (including financial statements audited by independent public accountants) and unaudited quarterly reports of earnings, and will deliver to the Underwriter:

                  (i) concurrently with furnishing such quarterly reports to its stockholders, statements of income of the Company for each quarter in the form furnished to the Company's stockholders;

                  (ii) concurrently with furnishing such annual reports to its stockholders, a balance sheet of the Company at the end of the preceding fiscal year, together with statements of operations, stockholders' equity and cash flow of the Company for such fiscal year, accompanied by a copy of the report thereon of independent certified public accountants;

                  (iii) as soon as they are available, copies of all reports (financial or other) mailed to stockholders;


                                       14





                  (iv) as soon as they are available, copies of all reports and financial statements furnished to or filed with the Commission, the NASD, Bulletin Board or any securities exchange;

                  (v) every press release and every material news item or article of interest to the financial community in respect of the Company which was released or prepared by or on behalf of the Company; and

                  (vi) any additional information of a public nature concerning the Company (and any future subsidiaries) or its businesses which the Underwriter may reasonably request.

During such five-year period, if the Company has active subsidiaries, the foregoing financial statements will be on a consolidated basis to the extent that the accounts of the Company and such subsidiaries are consolidated, and will be accompanied by similar financial statements for any significant subsidiary which is not so consolidated.

         3.15 TRANSFER AGENT. The Company will maintain a transfer agent (the "Transfer Agent") and, if necessary under the laws of the jurisdiction of incorporation of the Company, a registrar (which may be the same entity as the Transfer Agent) for the Common Stock.

4.  CONDITIONS  OF  THE  UNDERWRITER'S  OBLIGATIONS.   The  obligations  of  the
Underwriter to sell the Shares on a "best efforts" basis, as provided herein, shall be subject to the continuing accuracy of the representations and warranties of the Company as of the date hereof and until the Termination Date, to the accuracy of the statements of officers of the Company made pursuant to the provisions hereof and to the performance by the Company of its obligations hereunder and to the following conditions:

         4.1      REGULATORY MATTERS.

                  4.1.1 EFFECTIVENESS OF REGISTRATION STATEMENT. The Registration Statement shall have become effective not later than 10:00 a.m. New York time on the day following the date of this Agreement or such later date and time as shall be consented to in writing by you, and, at each Closing Date, no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for such purpose shall have been instituted or shall be pending or contemplated by the Commission and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of the Underwriter.

                  4.1.2 NO BLUE SKY STOP ORDERS. No order suspending the sale of the Securities in any jurisdiction designated by you pursuant to Section 3.3 hereof shall have been issued on the Closing Date, and no proceedings for that purpose shall have been instituted or shall be contemplated.


                                       15






         4.2 CLOSING DATE OPINION OF COUNSEL. On each Closing Date, the Underwriter shall have received the opinion of Duffy & Sweeney, counsel to the Company, dated the Closing Date, addressed to the Underwriter and in form and substance satisfactory to the Underwriter.

         4.3      OFFICERS' CERTIFICATES.

                  4.3.1 OFFICERS' CERTIFICATE. At each Closing Date, the Underwriter shall have received a certificate of the Company signed by the President of the company, dated such Closing Date, to the effect that the Company has performed all covenants and complied with all conditions required by this Agreement to be performed or complied with by the Company prior to and as of such Closing Date, and that the conditions set forth in Section 4.4 hereof have been satisfied as of such date and that, as of such Closing Date, the representations and warranties of the Company set forth in Section 2 hereof are true and correct. In addition, the Underwriter will have received such other and further certificates of officers of the Company as the Underwriter may reasonably request.

                  4.3.2 SECRETARY'S CERTIFICATE. At each Closing Date, the Underwriter shall have received a certificate of the Company signed by the Secretary of the Company, dated such Closing Date, certifying (i) that the By-Laws and Certificate of Incorporation, as amended, of the Company are true and complete, have not been modified and are in full force and effect, (ii) that the resolutions relating to the public offering contemplated by this Agreement are in full force and effect and have not been modified, (iii) all correspondence between the Company or its counsel and the Commission, (iv) all correspondence between the Company or its counsel and the Bulletin Board concerning inclusion on Bulletin Board and (v) as to the incumbency of the officers of the Company. The documents referred to in such certificate shall be attached to such certificate.

         4.4 NO MATERIAL CHANGES. Prior to and on each Closing Date, (i) there shall have been no material adverse change or development involving a prospective material change in the condition, financial or otherwise, or prospects or the business activities, of the Company from the latest dates as of which such condition is set forth in the Registration Statement and Prospectus,
(ii) there shall have been no transaction, not in the ordinary course of business, entered into by the Company from the latest date as of which the financial condition of the Company is set forth in the Registration Statement and Prospectus which is materially adverse to the Company, (iii) the Company shall not be in default under any provision of any instrument relating to any outstanding indebtedness which default would have a material adverse effect on the Company, (iv) no material amount of the assets of the Company shall have been pledged or mortgaged, except as set forth in the


                                       16







Registration Statement and Prospectus, (v) no action, suit or proceeding, at law or in equity, shall have been pending or threatened against the Company or affecting any of its property or business before or by any court or federal or state commission, board or other administrative agency wherein an unfavorable decision, ruling or finding may materially adversely affect the business, operations, prospects or financial condition or income of the Company, except as set forth in the Registration Statement or Prospectus, (vi) no stop order shall have been issued under the Act and no proceedings therefor shall have been initiated or threatened by the Commission, and (vii) the Registration Statement and the Prospectus and any amendments or supplements thereto contain all material statements which are required to be stated therein in accordance with the Act and the Regulations and conform in all material respects to the requirements of the Act and the Regulations, and neither the Registration Statement nor the Prospectus nor any amendment or supplement thereto shall contain any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

         4.5 OPINION OF COUNSEL FOR THE UNDERWRITER. All proceedings taken in connection with the authorization, issuance or sale of the Securities as herein contemplated shall be reasonably satisfactory in form and substance to the Underwriter, and you shall have received from such counsel as you may choose any requested favorable opinion, dated the Closing Date with respect to such of these proceedings as you may reasonably require. On or prior to the Effective Date and each Closing Date, the Underwriter or counsel for the Underwriter shall have been furnished such documents, certificates and opinions as they may reasonably require for the purpose of enabling them to review or pass upon the matters referred to in this Section 4.5, or in order to evidence the accuracy, completeness or satisfaction of any of the representations, warranties or conditions herein contained.

5. CONDITIONS OF THE OBLIGATIONS OF THE COMPANY. The obligation of the Company to sell and deliver the Shares is subject to the following conditions at each Closing Date:

         5.1 The Registration Statement shall have become effective not later than 10:00 a.m. New York time, on the day following the date of this Agreement, or on such later date as the Company and the Underwriter may agree in writing.

         5.2 No stop orders suspending the effectiveness of the Registration Statement shall have been issued under the Act or any proceedings therefor initiated or threatened by the Commission.

6.       INDEMNIFICATION.

         6.1      INDEMNIFICATION OF THE UNDERWRITER.

                  6.1.1 GENERAL. Subject to the conditions set forth below, the Company agrees to indemnify and hold harmless the Underwriter, its directors, officers, agents and employees and each person, if any, who controls the Underwriter ("controlling person") within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, against any and all loss, liability, claim, damage and expense whatsoever (including but not limited to any and all legal or other expenses reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever) to which they or any of them may become subject under the Act, the Exchange Act or any other statute or common law or

                                       17






otherwise or under the laws of foreign countries, arising out of or based upon any untrue statement of a material fact contained in (i) any Preliminary Prospectus, the Registration Statement or the Prospectus (as from time to time each may be amended and supplemented); (ii) in any post-effective amendment or amendments or any new registration statement or prospectus in which is included securities of the Company issued or issuable upon exercise of the Underwriter's Share Purchase Option; or (iii) any application or other document or written communication (in this Section 6, collectively called "application") executed by the Company or based upon written information furnished by the Company in any jurisdiction in order to qualify the Securities under the securities laws thereof or filed with the Commission, any state securities commission or agency, NASD, Bulletin Board or any securities exchange, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon, and in strict conformity with, written information furnished to the Company with respect to the Underwriter by or on behalf of the Underwriter expressly for use in any Preliminary Prospectus, the Registration Statement or Prospectus, or any amendment or supplement thereof, or in any application, as the case may be. The Company agrees promptly to notify the Underwriter of the commencement of any litigation or proceedings against the Company or any of its officers, directors or controlling persons in connection with the issue and sale of the Securities or in connection with the Registration Statement or Prospectus. The indemnity obligations of the Company in the Section
6.1.1 shall be in addition to the obligations which the Company may have under common law or otherwise.

                  6.1.2 PROCEDURE. If any action is brought against the Underwriter or controlling person in respect of which indemnity may be sought against the Company pursuant to Section 6.1.1, the Underwriter shall promptly notify the Company in writing of the institution of such action and the Company shall assume the defense of such action, including the employment of counsel (subject to the approval of the Underwriter) and payment of actual expenses. The failure of the Underwriter to notify the Company shall not relieve the Company of liability to the Underwriter pursuant to such notice unless the Company is materially prejudiced by such failure. The Underwriter or controlling person shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Underwriter or such controlling person unless (i) the employment of such counsel shall have been authorized in writing by the Company in connection with the defense of such action, or (ii) the Company shall not have employed counsel to have charge of the defense of such action, or (iii) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to the Company (in which case the Company shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events the fees and expenses of not more than one additional firm of attorneys selected by the Underwriter and/or controlling person shall be borne by the Company. Notwithstanding anything to the contrary contained herein, if the Underwriter or controlling person shall assume the defense of such action as provided above, the Company shall have the right to approve the terms of any settlement of such action, with the Underwriter's consent, which shall not be unreasonably withheld.


                                       18






         6.2 INDEMNIFICATION OF THE COMPANY. The Underwriter agrees to indemnify and hold harmless the Company, its directors, officers, agents and employees and each person, if any, who control the Company ("controlling person") within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act against any and all loss, liability, claim, damage and expense described in the foregoing indemnity from the Company to the Underwriter, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, directly relating to the transactions effected by the Underwriter in connection with this offering made in any Preliminary Prospectus, the Registration Statement or Prospectus or any amendment or supplement thereto or in any application in reliance upon, and in strict conformity with, written information furnished to the Company with respect to the Underwriter by or on behalf of the Underwriter expressly for use in such Preliminary Prospectus, the Registration Statement of Prospectus or any amendment or supplement thereto or in any application in reliance upon, and in strict conformity with, written information furnished to the Company with respect to the Underwriter by or on behalf of the Underwriter expressly for use in such Preliminary Prospectus, the Registration Statement or Prospectus or any amendment or supplement thereto or in any such application. In case any action shall be brought against the Company or any other person so indemnified based on any Preliminary Prospectus, the Registration Statement or Prospectus or any amendment or supplement thereto or any application, and in respect of which indemnity may be sought against the Underwriter, the Underwriter shall have the rights and duties given to the Company, and the Company and each other person so indemnified shall have the rights and duties given to the Underwriter by the provisions of Section 6.1.2.

         6.3      CONTRIBUTION.

                  6.3.1 CONTRIBUTION RIGHTS. In order to provide for just and equitable contribution under the Act in any case in which (i) any person entitled to indemnification under this Section 6 makes claim for indemnification pursuant hereto but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 6 provides for indemnification in such case, or (ii) contribution under the Act, the Exchange Act or otherwise may be required on the part of any such person in circumstances for which indemnification is provided under this
Section 6, then, and in each such case, the Company and the Underwriter shall contribute to the aggregate losses, liabilities, claims, damages and expenses in such proportions that the Underwriter is responsible for ten percent (10%) and the Company is responsible for the balance. If such allocation is not permitted by applicable law, such losses, liabilities, claims, damages, and expenses shall be allocated (A) in such proportion as is appropriate to reflect the relative benefits received by each of the contributing parties, on the one hand, and the party to be indemnified on the other hand, from the offering of the Shares or
(B) if the allocation provided by clause (A) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (A) above but also the relative fault of each of the contributing parties, on the one hand, and the


                                       19






party to be indemnified, on the other hand, in connection with the statements or omissions that resulted in such losses, claims, damages, expenses or liabilities, as well as any other relevant equitable considerations. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Notwithstanding the provisions of this
Section 6.3, the Underwriter shall not be required to contribute any amount in excess of the amount by which (i) the total price at which the Shares distributed to the public were offered and sold to the public exceeds (ii) the sum of (x) the amount of any damages which the Underwriter has otherwise been required to pay in respect of such losses, liabilities, claims, damages and expenses and (y) the Underwriter's proportionate share of such losses, liabilities, claims, damages and expenses. For the purposes of this Section, each director, officer and employee of the Underwriter, and each person, if any, who controls the Underwriter within the meaning of Section 15 of the Act shall have the same rights to contributions as the Underwriter.

                  6.3.2 CONTRIBUTION PROCEDURE. Within fifteen days after receipt by any party to this Agreement (or its representative) of notice of the commencement of any action, suit or proceeding, such party will, if a claim for contribution in respect thereof is to be made against another party ("contributing party"), notify the contributing party of the commencement thereof, but the omission to so notify the contributing party will not relieve it from any liability which it may have to any other party other than for contribution hereunder. In case any such action, suit or proceeding is brought against any party, and such party notifies a contributing party or its representative of the commencement thereof within the aforesaid fifteen days, the contributing party or its representative of the commencement thereof within the aforesaid fifteen days, the contributing party will be entitled to participate therein with the notifying party and any other contributing party similarly notified. Any such contribution party shall not be liable to any party seeking contribution on account of any settlement of any claim, action or proceeding effected by such party seeking contribution on account of any settlement of any claim, action or proceeding which was effected by such party without the written consent of such contributing party which consent shall not be unreasonably withheld. The contribution provisions contained in this Section are intended to supersede, to the extent permitted by law, any right to contribution under the Act, the Exchange Act or otherwise available.

7. REPRESENTATIONS, WARRANTIES AND AGREEMENTS TO SURVIVE DELIVERY. Except as the context otherwise requires, all representations, warranties and agreements contained in this Agreement shall be deemed to be representations, warranties and agreements at each Closing Date and such representations, warranties and agreements of the Underwriter and the Company, including the indemnity agreement contained in Section 6 hereof, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Underwriter, the Company or any controlling person and shall survive termination of this Agreement or the issuance and delivery of the Securities until the earlier of the expiration of any applicable statute of limitations and the third anniversary of the applicable Closing Date, at which time the representations, warranties and agreement shall terminate and be of no further force and effect.

                                       20







8.       EFFECTIVE DATE OF THIS AGREEMENT AND TERMINATION THEREOF.

         8.1 EFFECTIVE DATE. This Agreement shall become effective on the Effective Date at the time that the Registration Statement is declared effective. You may prevent this Agreement from becoming effective without liability to any other party, except as noted below, by giving the notice indicated below in this Section 8 before the time this Agreement becomes effective.

         8.2 TERMINATION. You shall have the right to terminate this Agreement at any time, (i) if any domestic or international event or act or occurrence has materially disrupted, or in your opinion will in the immediate future materially disrupt, general securities markets in the United States; or (ii) if trading on the New York Stock Exchange, the American Stock Exchange, The Boston Stock Exchange, the Bulletin Board or otherwise in the over-the-counter market shall have been suspended, or minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been fixed, or maximum ranges for prices for securities shall have been required by the NASD or by order of the Commission or any other government authority having jurisdiction, or (iii) if the United States shall have become involved in a war or major hostilities, or (iv) if a banking moratorium has been declared by a New York state or federal authority, or (v) if a moratorium on foreign exchange trading has been declared which materially adversely impacts the United States securities market, or (vi) if the Company shall have sustained a material loss by fire, flood, accident, hurricane, earthquake, theft, sabotage or other calamity or malicious act which, whether or not such loss shall have been insured, will, in your opinion, make it inadvisable to proceed with the of the Securities, or (vii) if Thomas W. DeJordy shall no longer serve the Company in his present capacity, or (viii) if the Company has breached any of its representations, warranties, or obligations hereunder, or (ix) if the Underwriter shall have become aware after the date hereof of such a material adverse change in the condition (financial or otherwise), business, or prospects of the Company, or such adverse material change in general market conditions, as in the Underwriter's sole judgment would make it impracticable to proceed with the offering, sale and/or delivery of the Securities.

         8.3 NOTICE. If you elect to prevent this Agreement from becoming effective or to terminate this Agreement as provided in this Section 8, the Company shall be notified on the same day as such election is made by you by telephone or telecopy, confirmed by letter.

         8.4 INDEMNIFICATION. Notwithstanding any contrary provision contained in this Agreement, any election hereunder or any termination of this Agreement, and whether or not this Agreement is otherwise carried out, the provisions of
Section 6 shall not be in any way affected by, such election or termination or failure to carry out the terms of this Agreement or any part hereof.


                                       21






9.       MISCELLANEOUS.

         9.1 NOTICES. All communications hereunder, except as herein otherwise specifically provided, shall be in writing and shall be mailed, delivered or telecopied and confirmed as follows:

If to the Underwriter:              Earnhardt Co., Inc.
                                    One Willison Park
                                    Morristown, New Jersey 07960
                                    Attn:  Eric Earnhardt

         Copy to:                   Gordon A. Carpenter, Esq.
                                    91 Friendship Street
                                    Providence, Rhode Island 02903

If to the Company:                  Cafe La France, Inc.
                                    216 Weybosset Street - 4th Floor
                                    Providence, Rhode Island 02903
                                    Attn: Thomas W. DeJordy, President

         Copy to:                   Duffy & Sweeney
                                    300 Turks Head Building
                                    Providence, Rhode Island 02903
                                    Attn:  Michael F. Sweeney, Esq.

         9.2 HEADINGS. The headings contained herein are for the sole purpose of convenience of reference, and shall not in any way limit or affect the meaning or interpretation of any of the terms or provisions of this Agreement.

         9.3 AMENDMENT. This Agreement may only be amended by a written instrument executed by each of the parties hereto (except that any person may unilaterally by notice revise such person's address for communications).

         9.4 ENTIRE AGREEMENT. This Agreement (together with the other agreements and documents being delivered pursuant to or in connection with this Agreement) constitutes the entire agreement of the parties hereto with respect to the subject matter hereof, and supersede all prior agreements and understandings of the parties, oral and written, with respect to the subject matter hereof.

         9.5 BINDING EFFECT. This Agreement shall inure solely to the benefit of and shall be binding upon, the Underwriter, the Company and the controlling persons, directors and officers, employees and agents referred to in Section 6 hereof, and their respective successors other than a purchaser as such, of the Shares, legal representatives and assigns, and no other person shall


                                       22






have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provisions herein contained.

         9.6 GOVERNING LAW, JURISDICTION. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Rhode Island, without giving effect to conflicts of law. The Company hereby agrees that any action, proceeding or claim against it arising out of or relating in any way to this Agreement shall be enforced in the Courts of the State of Rhode Island of the United States of America federal district court in Rhode Island, and irrevocably submits to such jurisdiction, which jurisdiction shall be
exclusive.   The  Company   hereby  waives  any  objection  to  such   exclusive
jurisdiction and that such courts represent an inconvenient forum. Any such process or summons to be served upon the Company may be served by transmitted a copy thereof by registered or certified mail, return receipt requested, postage prepaid, addressed to it at the address set forth in Section 9 hereof. Such mailing shall be deemed personal service and shall be legal and binding upon the Company in any action, proceeding or claim. The Company and the Underwriter agree that the prevailing party(ies) in any such action shall be entitled to recover from the other party(ies) all of its reasonable attorneys' fees and expenses relating to such action or proceeding and/or incurred in connection with the preparation therefor.

         9.7 EXECUTION IN COUNTERPARTS. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement, and shall become effective when one or more counterparts has been signed by each of the parties hereto and delivered to each of the other parties hereto.

         9.8 WAIVER, ETC. The failure of any of the parties hereto at any time enforce any of the provisions of this Agreement shall not be deemed or construed to be a waiver of any such provision, nor to in any way affect the validity of this Agreement or any provision hereof or the right of any parties hereto to thereafter enforce each and every provision of this Agreement. No waiver of any breach, non-compliance or non-fulfillment of any of the provisions of this Agreement. No waiver of any breach, non-compliance or non-fulfillment of any of the provisions of this Agreement shall be effective unless set forth in a written instrument executed by the party or parties against whom or which enforcement of such waiver is sought; and no waiver of any such breach, non-compliance or non-fulfillment shall be construed or deemed to be a waiver of any other or subsequent breach, non-compliance or non-fulfillment.

         9.9 PARTIES IN INTEREST. This Agreement is made solely for the benefit of the Underwriter, the Company and, to the extent expressed, to any person controlling the Company, the Underwriter or each officer, director, partner, employee and agent of the Company or Underwriter, respectively, the directors of the Company, its officers who have signed the Registration Statement, and their respective executors, administrators, successors and assigns, and, no other person will acquire or have any right under or by virtue of this Agreement.


                                       23






         If the foregoing correctly sets forth the understanding between the Underwriter and the Company, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement between us.

                                            Very truly yours,

                                            CAFE LA FRANCE, INC.



                                            By:________________________________
                                                 Thomas W. DeJordy, President


Accepted as of the date first above written.

Providence, Rhode Island

EARNHARDT CO., INC.



By:_____________________________
     Title:

                                       24







                        SELECTED DEALER SELLING AGREEMENT



Earnhardt Co., Inc. (the "Agent") as an exclusive agent for Cafe La France, Inc. (the "Company") relative to its offering of up to 1,125,000 shares (the "Shares") of Common Stock, $.01 per share, of the Company, hereby appoints _________________ as a selected dealer (the "Dealer") and agrees to allow a selling concession of ___ percent (__%) of the total sales price as set forth in the Prospectus [and to cause the Company to issue to the Dealer an Underwriter's Share Purchase Option (as defined in the Underwriting Agreement between the
Company and the Agent) for _____ percent (_____%) of the Shares sold by the Dealer]; provided that any customer/purchaser of the Dealer has been furnished with all needed Prospectus and other documents that may be required, all to the satisfaction of the Company and its counsel. No member of the NASD will re-allow commissions to any non-member broker/dealer, including foreign broker/dealers registered pursuant to the Securities and Exchange Act of 1934 (the "Exchange Act"). The following provisions will also apply:

         1. The Company and the Agent reserve the right to reject all subscriptions, in whole or in part, to make allotments and to close the subscription books at any time without notice. Payment of shares sold by you is to be made by check, money order, or banker's draft only and shall be made payable to "Cafe La France." With respect to all shares sold by you pursuant hereto, you will promptly transmit (by noon of the next business day) to the Agent, at the address set forth below for forwarding on to the Company, all checks, money orders and banker's drafts received in payment in the full amount of the Offering Price for the number of shares purchased without deduction for any commission or concession, in compliance with Rule 15c2-4 under the Exchange Act. Closings and Share certificate issuances shall be in accordance with the Underwriting Agreement.

         2. If a payment is received which proves insufficient or worthless, any compensation that may have been paid to the Dealer with respect to such subscription shall be returned either by the Dealer's remittances in cash or by charge against the account of the Dealer, as the Agent may elect.

         3. A registration statement covering the offering of the Shares has been filed with the Securities and "Exchange Commission. You will be promptly advised when the registration statement becomes effective. You as the Dealer agree that you will comply with the applicable provision of the Securities Act of 1933 (the "Securities Act") and of the rules thereunder. No person is authorized by the Company or the Agent to give any information or to make any representations other than those contained in the Prospectus in connection with the sale of the Common Stock. Nothing contained herein shall render the Dealer a partner of the Agent or with one another.

         4. Upon becoming a Dealer and in offering and selling the shares, you agree to comply with all applicable requirements of the Securities Act, the Exchange Act, any applicable state securities or "Blue Sky" laws, and the Rules of Fair Practice of the NASD, including but not limited to, Article III, Sections: 1,8,24,35 and 36 thereof, and the interpretations of said section promulgated by the Board of Governors of such Association. Upon application you will be informed as to the states of which we have been advised by counsel to the Company that the shares of the Company's Common Stock have been qualified for sale or are exempt from registration under the respective securities or Blue Sky laws of such states, but we assume no obligation or responsibility as to the right of any Dealer to sell the shares in any state, or as to any sale therein.

         5. In addition to compliance with the provisions of paragraph 4 hereof, you will not, until advised by us in writing or by wire that the entire offering has been distributed and closed, bid for or purchase Shares in the open market or otherwise make a market in the Shares or otherwise attempt to induce others to purchase shares in the open market. Nothing contained in this paragraph 5 shall, however, preclude you from acting as agent in the execution of unsolicited orders of customers in transactions effectuated for them through a market maker.

         6. You represent that you are a member in good standing of the NASD and registered as a broker/dealer with the Securities and Exchange Commission and that in taking sales you will abide by the Rules of Fair Practice of the NASD. You as a member of the NASD by signing this agreement, acknowledge that you are familiar with the cited laws, rules and regulations and agree that you will not directly and/or indirectly violate any provisions of applicable law in connection with your sales. You will deliver a copy of the Prospectus and any current amendment of or supplement to the Prospectus to each investor prior to accepting such investor's payment.

         7. By accepting this Agreement, each Dealer has assumed full responsibility for thorough and prior training of its representatives concerning the selling methods to be used in connection with the offer and sale of the Shares, giving special emphasis to the NASD's principles of full and fair disclosure to prospective investors and suitability standards.

         8. Each Dealer agrees to indemnify and hold harmless the Agent, the Company and the other Dealers against and from any liability, loss, damage or expense arising out of any failure by the Selected Dealer to comply with the Securities Act, the Exchange Act, applicable securities laws of any state, the rules and regulation of the SEC or the Rules of Fair Practice of the NASD, due to any act or omission by the Dealers or its agents or employees.

         9. As the Agent, we shall have full authority to take such action as we may deem advisable in all matters pertaining to the offering or arising thereunder. We will not be under any liability or in respect of the value, validity, or form of the Shares, or the delivery of the certificates for the Shares or the performance by anyone of any agreement on its part, or the qualification of the Shares for sale under the laws of any jurisdiction, or for or in respect of any matter connected with this Agreement, except for lack of good faith obligation expressly assumed by us in this Agreement, and any liability due to our act or omission arising under the Securities Act or the Exchange Act.






         10.      This Agreement will terminate when the offering is completed.

         11. Notice to us shall be deemed duly given if telegraphed, mailed or delivered, or if given verbally and confirmed by us in writing, and should be addressed to us at the following address:

                               Earnhardt Co., Inc.
                              Ten Abbott Park Place
                                   Third Floor
                              Providence, RI 02903
                                 (401) 331-5400
                              (401) 272-4487 (Fax)

Notice to you shall be deemed to have been duly given if telegraphed, mailed or delivered to you at the address set forth by you in this Agreement, or if given verbally and confirmed in writing.

If you desire to participate in the offering of the Shares as herein above set forth, please sign the acceptance below and provide the pertinent information requested.

                                               Very truly yours,

                                               EARNHARDT CO., INC.


                                               By:____________________________
                                                    Title:

                                               Dated: ____________, 1997









Acknowledged and Agreed:

                                    (Dealer)



By:______________________________
      Authorized Signatory

Dated: _____________, 1997


Name, Address and Telephone Numbers of Dealer

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